The Q2 2023 Investor Presentation should be read in conjunction with Earnings Release furnished in Exhibit 99.1 to Form 8K filed with the SEC on July 28, 2023.

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 2 Forward-Looking Statements and Non-GAAP Financial Measures Statements contained in this investor presentation that are not historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 and such forward-looking statements are subject to significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions contained in the Act. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations and future prospects of the Company and its subsidiaries include, but are not limited to, general and local economic conditions, changes in market interest rates, deposit flows, demand for loans, real estate values and competition, competitive products and pricing, the ability of our customers to make scheduled loan payments, loan delinquency rates and trends, our ability to manage the risks involved in our business, our ability to control costs and expenses, inflation, market and monetary fluctuations, changes in federal and state legislation and regulation applicable to our business, actions by our competitors, and other factors that may be disclosed in the Company’s periodic reports as filed with the Securities and Exchange Commission. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation. Explanation of Use of Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), we use, and this investor presentation may contain or reference, certain non-GAAP financial measures. We believe these non-GAAP financial measures provide useful information in understanding our underlying results of operations or financial position and our business and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Non-GAAP adjusted items impacting the Company's financial performance are identified to assist investors in providing a complete understanding of factors and trends affecting the Company’s business and in analyzing the Company’s operating results on the same basis as that applied by management. Although we believe that these non-GAAP financial measures enhance the understanding of our business and performance, they should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with similar non-GAAP measures which may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found within the referenced earnings release.

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 3 CB Financial Services, Inc. - Corporate Overview • Holding Company for Community Bank (Carmichaels, PA), serving the community since 1901 • Community Bank operates 13 full-service branch offices and two loan production offices in southwestern Pennsylvania and northern West Virginia and owns Exchange Underwriters, Inc., a full-service independent insurance agency. • NASDAQ: CBFV Washington Waynesburg Wheeling Uniontown Belle Vernon Rostraver Carmichaels Trading Highlights CBFV Share Price $22.50 Shares Outstanding 5.1M Market Cap $115.0M Total Stockholders' Equity $116.6M Book Value per Common Share $22.81 Tangible Book Value per Common Share $20.39 Price to Book Value 0.99x Price to Tangible Book Value 1.10x P/E LTM (LTM EPS of $2.93) 7.68x ◦ All daily trading information/multiples as of July 26, 2023 ◦ All other financial information as of June 30, 2023 Pittsburgh

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 4 Meet CB Financial Services Our Mission Statement "We partner with individuals, businesses and communities to realize their dreams, protect their financial futures and improve their lives" Our Core Values 1. Take care of Each Other 2. Always do the Right Thing 3. Protect the Bank 4. Work Hard to Achieve Our Goals 5. Give and Expect Mutual Respect 6. Enjoy Life Everyday "With a differentiated model and approach to risk management, our Operational Goals for 2023 are not impacted by recent bank failures" Strategic Initiatives p Continue investment in technology to support the customer experience p Solidify Commercial Banking team and implement new Loan Origination System to streamline processes p Rollout new consumer loan products including FHA mortgages, securities- based lending program and an advanced suite of treasury management products Mortgage Banking Commercial Banking Insurance Brokerage Retail Banking Diversified Business Model

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 5 2023 Macro Outlook Item Comment Deposits Market interest rates began increasing during 2022 resulting in increased deposit costs so far in 2023 and we expect that will continue; Corporate wide initiatives to retain deposits in place Loans Focal area with new talent in place, continuing to opportunistically push for growth in the face of headwinds stemming from moderating economic conditions Net Interest Margin Compression is apparent as deposit costs increase, continued focus on attracting core non/low interest bearing deposits to mitigate compression Non-interest expense Upward bias as we attract top talent and continue to invest in technology to generate efficiencies and enhance customer experience Expectations for the balance of 2023 are marked by 'Uncertainty' as potential future interest rate changes by the Federal Reserve, a potential recession, and industry- specific developments exert a resulting mixed impact on CB

Q2 2023 Financial Highlights

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 7 Q2 2023 Highlights Earnings (for the three months ended June 30, 2023 unless otherwise noted) • Solid earnings. Net income was $2.8 million, with diluted earnings per share of $0.54. Pre-provision net revenue (PPNR) (non-GAAP) was $3.9 million. • Margin compression. Net interest income was $11.1 million, a decrease of 4.0% from Q1 2023 and an increase of 9.4% from Q2 2022. Net interest margin was 3.29%, down 22 bps from Q1 2023 and up 17 bps from Q2 2022 following seven quarters of NIM expansion. • Positive returns. Return on average tangible common equity (non-GAAP) was 12.20% for Q2 2023, compared 2.18% in Q2 2022. • Diversified revenue sources. Noninterest income represents 13.0% of operating revenues. Balance Sheet & Asset Quality (as of June 30, 2023 unless otherwise noted) • Robust loan growth. Net loans ($1.09 billion) increased 2.7% from March 31, 2023 and 5.1% from December 31, 2022. • Stable deposit base. Deposits ($1.26 billion) decreased 1.4% from March 31, 2023 and 0.4% from December 31, 2022. • High concentration of core deposits. Core deposits (non-time) were 87% of total deposits at June 30, 2023. • Limited wholesale funding. Borrowings to total assets was 2% at June 30, 2023. The Bank had no brokered deposits at June 30, 2023. • Strong credit quality. Nonperforming loans to total loans was 0.37% and nonperforming assets to total assets was 0.30% as of June 30, 2023. Annualized net charge-offs to average loans for the current quarter was 0.04%. Liquidity and Capital Strength (as of June 30, 2023 unless otherwise noted) • Significant available liquidity. Cash on deposit was $78.1 million and available borrowing capacity was $610.0 million. Available liquidity covers 240% of uninsured/non-collateralized deposits. • Low-risk deposit base. Insured/collateralized deposits account for 77% of total deposits. • Well-capitalized. The Bank's Tier 1 Leverage ratio was 9.3% at June 30, 2023, compared to 8.66% at December 31, 2022. • Increasing shareholder value. TBV per common share (non-GAAP) was $20.39 at June 30, 2023, compared to $19.00 at December 31, 2022.

Q2 2023 Results Overview

Financial Highlights

($000s except per share)	Q2 2023	Change Q1 2023	Change Q2 2022
Balance Sheet			
Total Loans (Net Allowance)	$ 1,090,488	$ 28,893	$ 75,352
Total Deposits	1,263,315	(18,205)	48,125
Income Statement			
Net Interest Income	11,120	(463)	957
Provision for Credit Losses	432	352	(3,352)
Noninterest Income (excl Net Gain (Loss) on Investment Securities)	2,369	(673)	65
Net Gain (Loss) on Investment Securities	(100)	132	99
Noninterest Expense	9,501	473	1,091
Income Tax Expense	699	(430)	743
Net Income	2,757	(1,399)	2,639
Performance Ratios			
Earnings Per Share, Diluted	$ 0.54	$ (0.27)	$ 0.52
Net Interest Margin[1]	3.29 %	(0.22)%	0.17 %
ROAA[1]	0.79 %	(0.42)%	0.76 %
ROATCE[1][2]	12.20 %	(6.15)%	10.02 %
NCOs/Average Loans[1]	0.04 %	0.33 %	(0.97)%
Tangible Book Value per Share[2]	$ 20.39	$ (0.01)	$ 0.96
Tangible Equity Ratio (TCE / TA)[2]	7.34 %	(0.02)%	0.08 %
Capital Ratios (Bank Only)			
Tier 1 Leverage	9.26 %	0.02 %	0.93 %
Common Equity Tier 1 Capital	12.54 %	(0.06)%	0.71 %
Tier 1 Capital	12.54 %	(0.06)%	0.71 %
Total Risk-Based Capital	13.64 %	(0.05)%	0.56 %

(1) Annualized
(2) Non-GAAP Calculation in Press Release
(3) Comparisons are to Q1 2023 unless otherwise noted

Quarterly Highlights[3]

Balance Sheet:

- Loans increased $28.9 million.
- Deposits decreased $18.2 million.
- Tangible book value per share (non-GAAP) was $20.39.

Earnings and Capital:

- Net income was $2.8 million and diluted EPS was $0.54.
- Net interest margin[1] was down 22 bps to 3.29% resulting from increase in deposit costs.
- Provision expense increased $352,000. Provision expense for Q2 2023 was driven primarily by loan growth while provision expense for Q1 2023 was positively impacted by a $750,000 recovery on a previously charged-off C&I loan.
- Noninterest income declined primarily due to non-recurring BOLI claims recorded during Q1 2023.
- Noninterest expense increased 5.2% due to costs associated with strategic staffing additions, technology investments (ITMs, website redesign) and branch improvements.
- Effective Tax Rate was 20.2%.
- Tier 1 Leverage ratio was 9.3%.

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 8

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 9 Financial Trends - Balance Sheet Total Net LoansTotal Assets Total Deposits Total Stockholders' Equity in m ill io ns $1,386 $1,426 $1,409 $1,431 $1,433 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 $1,300 $1,350 $1,400 $1,450 $1,500 in m ill io ns $1,015 $1,030 $1,037 $1,062 $1,090 Net Loans Yield on Loans 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 $900 $1,000 $1,100 3.00% 4.00% 5.00% in m ill io ns $1,215 $1,276 $1,269 $1,282 $1,263 Total Deposits Cost of Interest Bearing Deposits 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 $1,100 $1,150 $1,200 $1,250 $1,300 —% 1.00% 2.00% 3.00% in m ill io ns $114 $107 $110 $117 $117 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 $75 $100 $125 $150

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 10 Financial Trends - Earnings and Profitability Net Income / PPNR (non-GAAP) Earnings Per Share (EPS) in th ou sa nd s $118 $3,929 $4,152 $4,156 $2,757 $3,858 $4,927 $5,228 $5,365 $3,948 Net Income PPNR Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $— $2,000 $4,000 $6,000 $0.02 $0.77 $0.81 $0.81 $0.54 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $— $0.25 $0.50 $0.75 $1.00 Annualized Return on Average Equity (ROAE) 0.40% 13.60% 15.26% 14.69% 9.38% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 —% 5.00% 10.00% 15.00% 20.00% Annualized Return on Average Assets (ROAA) 0.03% 1.12% 1.16% 1.21% 0.79% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 —% 0.50% 1.00% 1.50%

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 11 Financial Trends - Earnings and Profitability Total Revenue Q2 2023 - Noninterest Income Mix (in 000's) Efficiency Ratio $10,163 $11,015 $11,866 $11,583 $11,120 $2,105 $2,739 $2,360 $2,810 $2,269 Net Interest Income Noninterest Income Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $— $5,000 $10,000 $15,000 64.2% 63.0% 60.7% 60.2% 67.4% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 50.0% 55.0% 60.0% 65.0% 70.0% Net Interest Margin (NIM) 3.37% 3.68% 4.04% 4.32% 4.51% 3.13% 3.30% 3.46% 3.52% 3.30% 0.36% 0.57% 0.86% 1.19% 1.72% Yield on Earning Assets Net Interest Margin (FTE) Cost of Funds Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 —% 2.00% 4.00% 6.00% $1,511 66.6% $309 13.6% $448 19.8% Insurance Commissions Other Income Service Fees

Deposit Composition / Characteristics

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 13 Deposit Mix and Cost 25.0% 29.7% 14.7% 17.2% 13.4% Non-Interest Bearing Demand Interest Bearing Demand Money Market Accounts Savings Accounts Time Deposits As of 6/30/2023 Cost of Interest-Bearing Deposits 0.29% 0.51% 0.81% 1.14% 1.66% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 —% 0.50% 1.00% 1.50% 2.00% Deposit Composition (in millions) 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 NIB Demand $ 389.1 $ 407.1 $ 390.4 $ 350.9 $ 316.1 IB Demand $ 265.3 $ 298.8 $ 311.8 $ 359.1 $ 374.7 Money Market $ 185.3 $ 198.7 $ 209.1 $ 206.2 $ 185.8 Savings Accounts $ 250.2 $ 250.4 $ 248.0 $ 234.9 $ 217.3 Time Deposits $ 125.2 $ 120.9 $ 109.1 $ 130.4 $ 169.5 Total Deposits $ 1,215.1 $ 1,275.9 $ 1,268.4 $ 1,281.5 $ 1,263.4 Highlights • Deposits decreased $5.2 million, or 0.4%, from December 31, 2022. • Mix shifting to higher-cost IB demand and time deposits. • Retaining deposits through certificate offering at a cost favorable to alternative funding sources. • Cost of interest bearing deposits was 1.66% for Q2 2023, compared to 1.14% for Q1 2023 and 0.29% for Q2 2022. Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50%

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 14 Secure Deposit Base • In total, 77.6% of deposits are FDIC insured or collateralized with investment securities as of June 30, 2023. This compares to 75.0% as of March 31, 2023. • Uninsured deposits consist of business & retail deposits of 16.6% and 5.8% of total deposits, respectively. • At June 30, 2023, deposits consisted of 55.1% retail, 29.8% business, and 15.0% municipal. • CB is focused on providing opportunities for uninsured depositors to move funds to alternate products, providing benefit to both customers and the bank. FDIC Insured, 61.1% Collateralized, 16.5% Uninsured, 22.4% Source: Company information as of 6/30/2023

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 15 Strong Liquidity Position • Cash & Cash Equivalents totaled $78.1 million, or 5.5% of total assets. • Investment Securities totaled $181.4 million, with $171.4 million utilized as collateral for municipal deposits. All securities are classified as available-for-sale and marked to market. • Total borrowings totaled $34.7 million, or 2.4% of total assets and included $20.0 million in FHLB borrowings and $14.7 million in subordinated debt. • The Bank has $610.0 million in available borrowing capacity (FED, FHLB, Other). • Available liquidity covers 240% of uninsured/non- collateralized deposits. • The Bank had no wholesale or broker deposits. $45,381 25.0% $13,212 7.3% $38,409 21.2% $74,699 41.2% $7,360 4.1% $2,366 1.3% Government Agency Municipal MBS's CMO's Corporate Debt Marketable Equity Cash $78.1 million Investments $10.1 million Fed Capacity $115.9 million FHLB Capacity $444.1 million Other Capacity $50.0 million Available Liquidity of $698.2 million Highlights Source: Company information as of 6/30/2023

Loan Composition / Characteristics

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 17 Loan Portfolio Composition Commercial & Industrial 9.3% Real Estate- Construction 4.1% Real Estate- Commercial 41.7% Real Estate- Residential 30.7% Consumer 12.2% Other 2.0% As of 6/30/2023 Loan Portfolio Detail dollars in millions 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 YoY Growth Annualized YTD Real Estate - Residential $ 325.1 $ 328.2 $ 330.7 $ 332.8 $ 338.5 4.1% 4.6% Real Estate - Commercial 426.1 432.5 436.8 452.8 458.6 7.6% 10.1% Real Estate - Construction 41.3 49.5 44.9 39.5 44.5 7.7% (1.8)% Commercial & Industrial 65.9 62.2 70.0 79.5 102.3 55.2% 92.8% Consumer 148.9 150.6 146.9 146.1 134.8 (9.5)% (16.7)% Other 20.6 19.9 20.4 21.2 22.5 9.2% 20.0% Total Loans $ 1,027.9 $ 1,042.9 $ 1,049.7 $ 1,071.9 $ 1,101.2 7.1% 9.8% Highlights • Loans increased $53.4 million, or 5.1%, from December 31, 2022. • Loan growth was driven by increases in C&I and CRE loans, including the purchase of $8.9 million in syndicated loans. • No loans are currently in deferral. • CB continues to focus on disciplined pricing and credit quality standards. • CB remains committed to hiring and retaining experienced loan officers.

Commercial Real Estate Loan Portfolio Detail

C&I and CRE Loans by Industry



11.0%
1.7%
2.4%
2.6%
4.1%
6.4%
13.1%
14.1%
17.8%
26.8%
Retail Space
Multifamily
Warehouse Space
Office Space
Manufacturing
Medical Facilities
Senior Housing
Hotels
Vacant Land
Other

Source: Company information as of 6/30/2023

Highlights

- CRE loans represent 41.6% of our total loan portfolio.
- Limited exposure to office space.
- 25.9% of CRE loans are owner occupied.
- Non-Owner Occupied CRE loans had an average LTV of 69.6% at the time of underwriting, whereas Owner Occupied CRE's were 64.2%.
- Average Non-Owner Occupied CRE loan size is approximately $1.0 million, and Owner Occupied is approximately $491,000.
- No loans are currently in deferral.
- CRE loans are concentrated in the Pittsburgh metropolitan area.

Commercial Real Estate Loan Portfolio Details

	Total O/S Balance	CRE Owner Occupied				CRE Non-Owner Occupied			
		O/S Balance	Percent	Avg Loan Size	Avg LTV	O/S Balance	Percent	Avg Loan Size	Avg LTV
Retail Space	$ 123,037	$ 36,507	29.67 %	$ 716	86.22 %	$ 86,530	70.33 %	$ 1,254	71.66 %
Multifamily	$ 81,570	$ —	— %	$ —	— %	$ 81,570	100.00 %	$ 748	79.07 %
Warehouse Space	$ 64,446	$ 15,965	24.77 %	$ 515	48.88 %	$ 48,481	75.23 %	$ 1,276	64.25 %
Office Space	$ 60,144	$ 13,004	21.62 %	$ 433	61.53 %	$ 47,139	78.38 %	$ 962	72.64 %
Manufacturing	$ 29,503	$ 3,753	12.72 %	$ 313	59.11 %	$ 25,751	87.28 %	$ 1,839	63.38 %
Medical Facilities	$ 18,776	$ 7,435	39.60 %	$ 620	61.10 %	$ 11,341	60.40 %	$ 756	71.97 %
Senior Housing	$ 12,085	$ 3,262	27.00 %	$ 1,631	26.34 %	$ 8,823	73.00 %	$ 4,411	56.27 %
Hotels	$ 10,863	$ —	— %	$ —	— %	$ 10,863	100.00 %	$ 836	37.99 %
Vacant Land	$ 7,828	$ 7,671	98.00 %	$ 349	50.45 %	$ 157	2.00 %	$ 157	28.91 %
Other	$ 50,362	$ 31,306	62.16 %	$ 401	56.20 %	$ 19,056	37.84 %	$ 681	56.50 %
Total	$ 458,614	$ 118,903	25.93 %	$ 491	64.18 %	$ 339,711	74.07 %	$ 1,005	69.55 %

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 18

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 19 Residential and Consumer Detail 71.5% 27.1% 1.4% 1-4 Family Indirect Auto Other Consumer 28.0% 11.7% 17.2% 28.5% 8.9% 5.7% < 50% 50% - 59% 60% - 69% 70% - 79% 80% - 89% > 90% 46.2% 35.6% 12.1% 5.1% 1.0% > 800 740-799 700-739 661-699 < 660 Consumer Lending Portfolio - $473.3M Residential Real Estate Loan to Values (LTV's) - $338.6MIndirect Auto Portfolio by Max FICO Score- $128.3M Commercial Loan - Industry Details Outstanding Balance Available Credit Number of Loans Average LTV Average Rem. Term Retail Space $ — $ 1,667 118 Multifamily $ — $ 2,293 115 Warehouse Space $ — $ 452 67 Office Space $ — $ 305 80 Manufacturing $ — $ 5,546 79 Medical Facilities $ — $ — 27 Hotels $ — $ 183 13 Highlights • Residential loans represent 30.7% of our total loan portfolio. • 57.0% of residential loans carried an LTV of less 70%, at the time of underwriting. • Indirect auto loans represent 11.6% of our total loan portfolio. • 81.8% of indirect auto loans are to borrowers with FICO scores greater than 740, at the time of underwriting. • CB discontinued the indirect auto lending program in Q2 2023 due to continued focus on higher-priced commercial lending. Source: Company information as of 6/30/2023 Source: Company information as of 6/30/2023 Source: Company information as of 6/30/2023

Asset Quality and Capital Ratios

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 21 Asset Quality Trends Net Charge-Offs (Recoveries) / Average Loans Allowance for Credit Losses / Total Loans $12,833 $12,854 $12,819 $10,270 $10,666 Loan Loss Reserve ($000's) ALLL/ Total Loans 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 $— $5,000 $10,000 $15,000 0.7% 1.0% 1.2% 1.4% Nonperforming Assets / Total Assets $5,836 $5,880 $5,799 $5,661 $4,261 Nonperforming Assets NPA's / Assets 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 $— $2,500 $5,000 $7,500 0.20% 0.30% 0.40% 0.50% Noncurrent Loans / Total Loans $3,895 $4,030 $3,998 $5,413 $4,095 Noncurrent Loans (000's) Noncurrent/Total Loans 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 $— $2,000 $4,000 $6,000 0.30% 0.40% 0.50% 0.60%$2,546 $(21) $35 $(756) $96 Net Charge Offs (Recoveries) NCO's (Recoveries)/ Avg Loans Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $(1,500) $— $1,500 $3,000 (1.00)% —% 1.00% 2.00%

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 22 Capital Ratios (Bank Only) Common Equity Tier 1 Capital (to Risk Weighted Assets) Tier 1 Capital to Risk Weighted Assets in th ou sa nd s 11.83% 12.02% 12.33% 12.60% 12.54% Common Equity Tier 1 Capital Adequately Capitalized Well Capitalized 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 11.83% 12.02% 12.33% 12.60% 12.54% Tier 1 Capital Adequately Capitalized Well Capitalized 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 6.00% 8.00% 10.00% 12.00% 14.00% Tier 1 Leverage (to Adjusted Total Assets) 8.33% 8.51% 8.66% 9.24% 9.26% Tier 1 Leverage Adequately Capitalized Well Capitalized 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 4.00% 6.00% 8.00% 10.00% Total Capital (to Risk Weighted Assets) 13.08% 13.27% 13.58% 13.69% 13.64% Total Capital Adequately Capitalized Well Capitalized 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 8.00% 10.00% 12.00% 14.00%

Conclusions

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 24 Market Presence with Brand Recognition Seasoned Executive Leadership Deploying Technology to Enhance Client Experience Investment Summary Serving Stable Southwestern PA & Ohio River Valley markets Proven experience through all economic cycles Continuing to invest with a tech- forward and people-centric approach Investing for Growth Adding new talent, tech upgrades and investing in process improvement Rewarding Shareholders Stable quarterly dividend

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 25 ◦ Community bank model is highly-differentiated compared with large regional banks experiencing recent regulatory issues ◦ Intense focus on sales and service culture which builds full relationships with our customers ◦ Utilize technology investments to enhance speed of process while improving customer experience ◦ Enhance profitability and efficiency potential while continuing to invest for future growth ◦ Continue our track record of opportunistic growth in the robust Pittsburgh Metropolitan and across our footprint ◦ Defend our relatively low-cost deposit base which enables the bank to protect net interest margins ◦ Leverage our credit culture and strong loan underwriting as a foundation to uphold our asset quality metrics Be the Community Bank of choice across our footprint for residents and small and medium-sized businesses Concluding Thoughts

CB Financial Services, Inc. (Nasdaq: CBFV) July 2023 Page 26 Company Contact John H. Montgomery President and Chief Executive Officer Phone: (724) 225-2400 Investor Relations Jeremy Hellman, Vice President The Equity Group, Inc. Phone: (212) 836-9626 Email: jhellman@equityny.com NASDAQ Global Market: CBFV 100 N. Market Street Carmichaels, PA 15320 Phone: (724) 966-5041 Fax: (724) 966-7867 Contact Information